Filed pursuant to Rule 497

File No. 333-175624

Maximum Offering of 150,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 8 dated January 2, 2015

to

Prospectus dated April 30, 2014

This Supplement No. 8 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 30, 2014 (the “Prospectus”), Supplement No. 1 to the Prospectus dated July 11, 2014, Supplement No. 2 to the Prospectus dated August 6, 2014, Supplement No. 3 to the Prospectus dated August 28, 2014, Supplement No. 4 to the Prospectus dated October 2, 2014, Supplement No. 5 to the Prospectus dated October 9, 2014, Supplement No. 6 to the Prospectus dated November 13, 2014, and Supplement No. 7 to the Prospectus dated December 3, 2014.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

Decrease in Public Offering Price

On December 31, 2014, in accordance with the pricing policy set forth in the Prospectus, a committee of our board of directors determined that a reduction in the public offering price from $10.30 per share to $10.00 per share was warranted following a decline in our net asset value per share. This decrease will become effective with the weekly closing scheduled to occur on or about January 2, 2015, and will be first applied to subscriptions received from December 26, 2014, through January 1, 2015.